SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2001

JDS UNIPHASE CORPORATION

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(Exact Name of Registrant as Specified in its Charter)

DELAWARE

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(State or Other Jurisdiction of Incorporation)

0-22874 94-2579683

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(Commission File Number) (I.R.S. Employer Identification No.)

210 Baypointe Parkway, San Jose, CA 95134

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(Address of Principal Executive Offices) (Zip Code)

(408) 434-1800

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(Registrant's Telephone Number, Including Area Code)

Not Applicable

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(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN REPORT

ITEM 5. OTHER EVENTS

The following members of Registrant's Board of Directors and Executive

Officers of Registrant have adopted "plans" under Rule 10b5-1 of the Securities

Exchange Act of 1934, as amended, for trading in shares of Registrant's common stock, par value $0.001 per share, and/or exchangeable shares of Registrant's subsidiary, JDS Uniphase Canada Ltd.:

Jozef Straus, Ph.D

Donald R. Scifres, Ph.D

Anthony R. Muller

Michael C. Phillips

Frederick L. Leonberger, Ph.D

Robert E. Enos

Casimir Skrzypczak

Peter Guglielmi

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended,

the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDS UNIPHASE CORPORATION

By: /s/ Michael C. Phillips

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Michael C. Phillips

Senior Vice President Business Development,

General Counsel,

Assistant Secretary

Dated: December 3, 2001